SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest event reported)	October 1, 2009

          __________________

____________________________________________________________________________________________________________ Merrill Lynch Municipal ABS, Inc
(Exact name of registrant as specified in its charter)

___________________________________________________________________________________________________________
New York	001-13716	13-369-8229
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

World Financial Center, North Tower, Ninth Floor, New York, New York	10080
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (212) 449-9938

____________________________________________________________________________________________________________
(Former name or former address, if changed since last report.)

Section 9 - Financial Statements, Pro Forma Financial Information and Exhibits.

(a) None.

(b) None.

(c) Exhibits.

1.	Statement to holders of Merrill Lynch Municipal ABS, Inc. Prerefunded Municipal Certificates, Series 2 and Series 3 relating to the Distribution Date of October 1, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:	October 1, 2009	MERRILL LYNCH MUNICIPAL ABS, INC.

	By:	/s/ Edward J. Sisk _______________________ Name: Edward J. Sisk Title: Authorized Signatory

EXHIBIT INDEX

Exhibit	Page
Statement to holders of Merrill Lynch Municipal ABS, Inc Prerefunded Municipal Certificates, Series 2 and Series 3 relating to the Distribution Date of October 1, 2009	5

STATEMENT TO CERTIFICATEHOLDERS

Statement to Holders of Merrill Lynch Municipal ABS, Inc.

Prerefunded Municipal Certificates, Series 2 and Series 3

relating to the Distribution Date of October 1, 2009

October 1, 2009

Merrill Lynch

World Financial Center

North Towers - 9th Floor

250 Vesey Street

New York, NY 10281-1309

Attn Edward Sisk

The Depository Trust Company

55 Water Street

New York, NY 10004

Attn: Fran Vespa

Re:	Merrill Lynch Municipal ABS, Inc.

Prerefunded Municipal Certificates Series 2

All:

Pursuant to Section 4.03 of the Trust Agreement dated as of March 28, 1995, Deutsche Bank Trust Company Americas, as Trustee for the above-referenced bond issues, hereby notifies you of the debt service payments for each Series due on October 1, 2009. Attached is a payment schedule for each Series.

If you have any questions, please feel free to call me at (212) 250-2268.

Very truly yours,

/s/ Teddy Banica

Teddy Banica

Assistant Vice President

October 1, 2009

Edward Sisk

Merrill Lynch

World Financial Center

250 Vesey Street

New York, NY 10281

Re:	Merrill Lynch Municipal ABS, Inc.

Prerefunded Municipal Certificates Series 2.

Edward:

For the above referenced issues, the principal and interest information for October 1, 2009 is attached. All other relevant information is as follows:

Premium on Bonds	None
Trustee Fees Payable	None
Interest Shortfall on Bonds	None
Aggregate Shortfall on Bonds	None
Accrued Interest undistributed to holders	None
Accrued Principal undistributed to holders	None
Underlying Bonds on issues	Attached

Should you have any questions please call me at (212) 250-2268.

Sincerely,

/s/ Teddy Banica

Teddy Banica

Assistant Vice President

Ctol 021433EL7.1			SERIES 2 CERTIFICATES

	Certificate					Interest	Principal
Class	Maturity	CUSIP	Certificate	Certificate		Amount	Amount
Number	Date	Number	Rate	Amount		Due	Due
23	10/1/2010	70252B BV4	5.60	2,995,000.00	*	83,860.00	1,385,000.00
24	10/1/2012	70252B BZ5	5.70	1,915,000.00	*	54,577.50	0.00
RI	10/1/2012	70252B CA9	Variable	25,891.00		Residual -->	1,297.00

TOTAL				$4,935,891.00		$138,437.50	$1,386,297.00
****Please note that premium on bonds, trustee fees payable, interest shortfalls, aggregate shortfalls, accrued interest undistributed, and accrued principal undistributed are at zero.
****Pasco County FLA Health Facilities
13.125% 10/01/12

October 1, 2009

Merrill Lynch

World Financial Center

North Towers - 9th Floor

250 Vesey Street

New York, NY 10281-1309

Attn Edward Sisk

The Depository Trust Company

55 Water Street

New York, NY 10004

Attn: Fran Vespa

Re:	Merrill Lynch Municipal ABS, Inc.

Prerefunded Municipal Certificates Series 3

All:

Pursuant to Section 4.03 of the Trust Agreement dated as of March 28, 1995, Deutsche Bank Trust Company Americas, as Trustee for the above-referenced bond issues, hereby notifies you of the debt service payments for each Series due on October 1, 2009. Attached is a payment schedule for each Series.

If you have any questions, please feel free to call me at (212) 250-2268.

Very truly yours,

/s/ Teddy Banica

Teddy Banica

Assistant Vice President

October 1, 2009

Edward Stasen

Merrill Lynch

World Financial Center

250 Vesey Street

New York, NY 10281

Re:	Merrill Lynch Municipal ABS, Inc.
Prerefunded Municipal Certificates Series 3.

Edward:

For the above referenced issues, the principal and interest information for October 1, 2009 is attached. All other relevant information is as follows:

Premium on Bonds	None
Trustee Fees Payable	None
Interest Shortfall on Bonds	None
Aggregate Shortfall on Bonds	None
Accrued Interest undistributed to holders	None
Accrued Principal undistributed to holders	None
Underlying Bonds on issues	Attached

Should you have any questions please call me at (212) 250-2268.

Sincerely,

/s/ Teddy Banica

Teddy Banica

Assistant Vice President

Ctol 678864MP3.1			SERIES 3 CERTIFICATES

	Certificate					Interest	Principal
Class	Maturity	CUSIP	Certificate	Certificate		Amount	Amount
Number	Date	Number	Rate	Amount		Due	Due
24	10/1/2009	684503 UF0	5.60	5,415,000.00	*	151,620.00	5,415,000.00
25	10/1/2010	684503 UH6	5.60	6,410,000.00	*	179,480.00	0.00
26	10/1/2011	684503 UK9	5.70	6,750,000.00	*	192,375.00	0.00
27	10/1/2012	684503 UM5	5.70	4,910,000.00	*	139,935.00	0.00
RI	10/1/2012	684503 UN3	Variable	30,392.00		Residual -->	2,731.00

TOTAL				$23,515,392.00		$663,410.00	$5,417,731.00
****Please note that premium on bonds, trustee fees payable, interest shortfalls, aggregate shortfalls, accrued interest undistributed, and accrued principal undistributed are at zero.
****Underlying Bond-Orange County FLA Health Facilities
13.125%, 10/01/12